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                      AMENDMENT TO THE
             INFINITY BROADCASTING CORPORATION
                     STOCK OPTION PLAN
             _________________________________


          The Infinity Broadcasting Corporation Stock Option

Plan (the "Plan"), as amended and restated as of August 16,

1993, and amended as of November 19, 1993, is further amend-

ed as follows, effective as of the date on which the follow-

ing amendment to Section 2 of the Plan, and the material

terms of the following amendment to Section 5 of the Plan,

are approved by the Company's stockholders in accordance

with the requirements of Rule 16b-3 under the Securities

Exchange Act of 1934, as amended, and Section 162(m) of the

Internal Revenue Code of 1986, as amended, respectively:

          1. Subsection 2(a) of the Plan ("Shares") is amended so that the first clause of the first sentence thereof reads as follows:

          "Subject to adjustment as provided in Section 9 and to the last sentence of this subsection,";

and is further amended by adding a new final sentence thereto, reading as follows:

          "Subject to adjustment as provided in Section 9, the aggregate number of Class A shares set forth in the first sentence of this subsection is hereby increased by 2,000,000, and the aggregate number of Class B Shares set forth in such sentence is hereby increased by 600,000."













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          2.   Section 3 of the Plan ("Effective Date;
Amendments") is awarded to read in its entirety as follows:

          "The Plan was adopted in October 27, 1988 and became effective on that date upon approval by the holders of a majority of all outstanding Shares of voting stock of the Company entitled to vote thereon. The Plan was thereafter amended effec-tive as of September 10, 1990, February 4, 1992, August 18, 1992, July 26, 1993, August 15, 1993
          and November 19, 1993. The Plan is hereby amended, effective as of [June 13, 1994]."

          3. Section 4 of the Plan ("Administration") is amended, for purposes of clarity, so that the final sentence of subsection "(c)" thereof reads as follows:

          "Without limiting the generality of the foregoing or the scope of any applicable provision of the Company's Charter or By-Laws or any indemnifica-tion agreement, no member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder."

          4. Section 5 of the Plan ("Granting of Options") is amended to read in its entirety as follows:


               "(a) Eligibility, Grant of Options and Selec-
                    ________________________________________
          tion of Optionees.  The Administrator shall have
          _________________
          authority, within ten years after September 10, 1990, to grant to such key employees (including officers and directors who are employees) and non-employee directors of the Company and its present and future subsidiaries as may be selected by it ("Optionees"), options to purchase Shares. All options granted hereunder shall be granted on the terms and conditions hereinafter set forth. In selecting Optionees, and in determining the number of Shares to be covered by each option, the Admin-istrator may consider the office or position held by the Optionee, the Optionee's degree of respon-sibility for and contributions to the growth and success of the Company, the Optionee's potential or any other performance factors which it may consider relevant. Appropriate officers of the Company are hereby authorized to execute and de-




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          liver option agreements in the name of the Compa-
          ny, in the form and as directed from time to time by the Administrator.

               "(b) Annual Maximum Number of Shares Subject
                    _______________________________________
          to Award.  The following provisions shall apply to
          ________
          option awards made in fiscal years of the Company beginning on or after January 1, 1994 (each, a "Plan Year"). In the first Plan Year in which an award is made to an Optionee, the Administrator may grant such Optionee Options for the purchase of up to 200,000 Shares. The maximum number of Shares as to which Options may be awarded to such Optionee in each succeeding Plan Year shall be (x)
                                                          _
          200,000 plus (y) the excess, if any, of (1) the

          maximum award that could have been made to such Optionee in the most recent Plan Year in which such Optionee received an award hereunder over (2)
                                                          _
          the total number of Shares as to which options were awarded to such Optionee in such most recent Plan Year (including awards, if any, made under subsection 5(c)) (such excess being referred to as the "Additional Amount"). In no event shall any Optionee's Additional Amount exceed 300,000 Shares for any Plan Year.

               "(c) Certain Awards.  The Administrator shall
                    ______________
          have the authority, prior to the beginning of each Plan Year (or at such later time as may be per-mitted under Section 162(m)), to establish in writing an EBITDA target (the "EBITDA Target") for such Plan Year and to make an award of options for the purchase of up to 112,500 Shares to any Eligible Optionee upon the Company's attainment of such EBITDA Target (or the attainment of a prorated portion of such target, as determined by the Administrator in the case of an award in respect of a period shorter than a Plan Year).
          The maximum number of Shares as to which options may be awarded pursuant to this subsection 5(c) shall be prorated in the event of an award in respect of a period shorter than a Plan Year. The per Share exercise price of any option awarded pursuant to this subsection 5(c) shall be 85% of the Fair Market Value of a Share as of the last day of the period for which the award is made.
          Any option granted pursuant to this Section 5(c) shall be immediately exercisable and shall expire




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          ten years after the date of grant.  For the
          purposes of the Plan: the term "EBITDA" means earnings of the Company and its consolidated subsidiaries before interest, taxes, depreciation and amortization, as reported in the Company's report on Form 10-K for the Plan Year or, if for a portion of a Plan Year, as approved by the Board based on the Company's books and records; the term "Eligible Optionee" means the Company's Chief Executive Officer and any other senior executive officer of the Company designated as an Eligible Optionee by the Board prior to the commencement of the applicable Plan Year (or, if later, prior to the commencement of such individual's service as a senior executive officer or such other time as may be specified under Section 162(m) of the Code (as defined below)); and the term "Fair Market Value" means, with respect to any Share, the closing price of a Class A Share (as reported on the NASDAQ National Market System) on the date as of which the determination is made, in the event no price is so reported, the fair market value of a Class A Share on such date, as determined in good faith by the Administrator.

               "(d) Time of Granting Option.  Nothing con-
                    _______________________
          tained in the Plan or any resolutions adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any option hereunder. Options shall be granted only by action of or pursuant to the authority of the Administrator; provided, however, that no partici-pant shall have any rights with respect to such grant unless and until he or she shall have executed and delivered an option agreement in form and substance satisfactory to the Administrator."

          5.  Subsection 10(b) of the Plan ("No Right to
Employment") is amended by the addition of the following clause at the end of the final sentence thereof:

          "; provided that awards made pursuant to subsec-
             ________
          tion 5(c) hereof shall be deemed for purposes of an applicable employment agreement to have been made pursuant thereto to the extent such agreement provides for such awards."






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          6.  The Plan is amended, for purposes of clarity,
by the addition of a new section 13 thereto, reading in its entirety as follows:

          "13.  Governing Law.
                _____________

          The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to principles of con-flicts of law."

          IN WITNESS WHEREOF, the Company has caused its

duly authorized officer to execute this amendment instrument as of the 30th day of March, 1994.

                         INFINITY BROADCASTING CORPORATION



                         By /s/ Farid Suleman
                           ________________________________
                         Title:  Vice President-Finance and
                                   Chief Financial Officer




























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